Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Grand Canyon Education, Inc. (the “University”) for the year ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel E. Bachus, Chief Financial Officer, of the University, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the University.

Date: February 21, 2018

/s/ Daniel E. Bachus
Daniel E. Bachus Chief Financial Officer (Principal Financial and Principal Accounting Officer)